LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                VARIABLE LIFE INSURANCE SUPPLEMENTAL APPLICATION
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
1. PLAN    |_| Single Premium Single Life Variable Life Insurance    |_| Single Premium Last Survivor Variable Benefit Agreement
           |_| Flexible Premium Single Life Variable Life Insurance  |_| Other ______________________________________
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
2. INSURED A                  First               MI                 Last                Date of Birth      Social Security Number
                                                                                            /    /                -         -
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3. INSURED B                  First               MI                 Last                Date of Birth      Social Security Number
                                                                                            /    /                -         -
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PAYMENT ALLOCATION   Allocations must total 100%.     The minimum percentage allocation is [5%] and must be in whole numbers.
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4.                                                                     If chosen do not complete allocation percentages below.
   ASSET ALLOCATION  MODEL _________________________________           Asset Allocation Models are rebalanced quarterly.
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4A. FIXED ACCOUNT               _____%
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4B. SUB-ACCOUNTS                Please make no more than [10] selections.
[AIM VI Capital Appreciation]         %   [Dreyfus Stock Index]                    %    [Oppenheimer Bond]                        %
                                -----                                        -----                                         ------
[AIM VI International Equity]         %   [Dreyfus Capital Appreciation]           %    [Oppenheimer Growth & Income]             %
                                -----                                        -----                                         ------
                                          [Dreyfus Socially Responsible
[Colonial Small Cap Value]            %   Growth]                                  %
                                -----                                        -----
[Colonial High Yield                                                                    [Stein Roe Balanced]                      %
Securities]                                                                                                                ------
                                      %   [MFS VIT Emerging Growth]                %    [Stein Roe Growth Stock]                  %
                                -----                                        -----                                         ------
[Colonial Strategic Income]           %   [MFS VIT Research]                       %    [Stein Roe Money Market]                  %
                                -----                                        -----                                         ------
[Colonial U.S. Stock]                 %   [MFS VIT Utilities]                      %
                                -----                                        -----
[Liberty All-Star Equity]             %   [MFS VIT Growth with Income]             %    [Other]                                   %
                                -----                                        -----                                         ------
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SPECIAL REQUESTS                                                                                                       Yes     No
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
5.    Is Dollar Cost Averaging elected?                                                                             |_|        |_|
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6.    Is Account Rebalancing elected?    (Do not complete if an Asset Allocation Model is used.)                    |_|        |_|
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7.    Please indicate if you refuse Telephone Transfer privileges. |_|
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If you answered Yes to questions 5 and 6, applicable administrative form(s) must be completed and submitted for your elections to be effective.
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SUITABILITY
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
                                                          PLEASE READ CAREFULLY                                     Yes        No
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8.    Did you receive the current prospectus for the life contract applied for?                                     |_|        |_|
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9.    Do you understand that the contract values including the Death Benefit may
      increase or decrease, depending on the investment performance of the sub-accounts?                            |_|        |_|
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10.   Do you understand that the contract may lapse only if the surrender value
      becomes insufficient to cover the Monthly Deductions?                                                         |_|        |_|
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11.   Do you understand that the initial payment may be held in the Fixed Account
      until after your Right to Return period expires?                                                              |_|        |_|
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12.   Do you believe that this contract is consistent with your insurance needs and financial objectives?           |_|        |_|
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THE AMOUNT AND DURATION OF THE DEATH BENEFIT AND OTHER VALUES PROVIDED BY THIS
CONTRACT ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE
FIXED ACCOUNT EARNINGS AND CONTRACT CHARGES. SEPARATE ACCOUNT VALUES ARE
VARIABLE AND MAY INCREASE OR DECREASE. THESE VALUES ARE NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT.

I/we, the Owner(s), declare that the statements and answers in this supplemental application are complete and true to the best of my/our knowledge and belief and agree that they will become part of any contract of insurance issued by the Company.

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
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            Signature of Insured                                Signature of Insured B

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          Signature of Joint Owner                   Signature of Owner if Other than Insured(s)

Dated at ----------------- on -------------         --------------------------------------------
          City and State           Date                Signature of Registered Representative

PLA-98120       [copy  1 to Liberty Life]         [copy 2 to agent]      [copy 3  to client]
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